STAGECOACH FUNDS, INC.

                                 Small Cap Fund

               Supplement dated May 15, 1998 to the Prospectuses dated December 15, 1997 (as supplemented on February 18, 1998), February 1, 1998 (as supplemented on February 18, 1998), and March 30, 1998

                     The following paragraph replaces the first
                paragraph under the heading "Investment Policies":

                     We actively manage a diversified portfolio
                of common stock issued by companies whose market capitalization falls within the range of the Russell 2000 Index. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days. As of April 30, 1998, the range was $30 million to $5.45 billion, and is expected to change frequently.

                     Please keep this supplement with your prospectus.